SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 15, 2004

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of California (State or other jurisdiction of incorporation or organization)	0-26946 (Commission File Number)	94-3125814 (IRS Employer Identification Number)

3560 Bassett Street
Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Item 12. Results of Operations and Financial Condition
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

     On January 15, 2004, Intevac, Inc. issued a press release reporting its preliminary financial results for the quarter ended December 31, 2003. A copy of the press release issued by Intevac, Inc. concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: January 15, 2004	By:	/S/ CHARLES B. EDDY III Charles B. Eddy III Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release, dated January 15, 2004, entitled “Intevac Announces Preliminary Fourth Quarter Financial Results”